(INVESCO AIM LOGO)

                                BANK SHAREHOLDER
                                SERVICE AGREEMENT

This Bank Shareholder Service Agreement (the "Agreement") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), by each of the Registered Investment Companies (or designated classes of such funds) listed in Schedule A, which may be amended from time to time by Invesco Aim Distributors, Inc. (the "Distributors") to this Agreement (the "Funds"), under a Distribution Plan (the "Plan") adopted pursuant to said Rule. The undersigned bank ("Bank") desires to enter into an agreement with Distributors for servicing of Bank's agency clients who are shareholders of, and the administration of such shareholder accounts in the Shares (defined below). Subject to the Bank's acceptance of this Agreement, the terms and conditions of this Agreement shall be as follows:

1. Bank shall provide continuing personal shareholder and administration services for the Funds, which may be amended from time to time (the "Shares"), who are also Bank's clients. Such services to Bank's clients may include, without limitation, some or all of the following: distributing sales literature, answering routine client inquiries regarding the Shares, assisting clients in changing dividend options, account designations and addresses, and in enrolling into any of several special investment plans offered in connection with the purchase of the Shares, assisting in the establishment and maintenance of client accounts and records and such other administrative services as Distributors reasonably may request, to the extent Bank is permitted by applicable statute, rule or regulation to provide such services. Bank represents that it shall accept fees hereunder only so long as it continues to provide personal shareholder services to its clients.

2. Shares purchased by Bank as agents for its clients will be registered [(choose one) (in Bank's name or in the name of Bank nominee) (in the names of Bank's clients)]. The client will be the beneficial owner of the Shares purchased and Shares will be held by Bank in accordance with the client's instructions and the client may exercise all applicable rights of a holder of such Shares. Bank agrees to transmit to the Shares' transfer agent in a timely manner, all purchase orders and redemption requests of Bank's clients and to forward to each client any proxy statements, periodic shareholder reports and other communications received from Distributors by Bank on behalf of Bank's clients. Distributors agrees to pay all out-of-pocket expenses actually incurred by Distributors in connection with the transfer by Bank of such proxy statements and reports to Bank's clients as required by applicable law or regulation. Bank agrees to transfer record ownership of a client's Shares to the client promptly upon the request of a client. In addition, record ownership will be promptly transferred to the client in the event that the person or entity ceases to be Bank's client.

3. Within three (3) business days of placing a purchase order Bank agrees to send (i) a cashiers check to Distributors, or (ii) a wire transfer to the Shares' transfer agent, in an amount equal to the amount of all purchase orders placed by Bank on behalf of Bank's clients and accepted by Distributors.

4. Bank agrees to make available to Distributors, upon Distributors' request, such information relating to Bank's clients who are beneficial owners of Shares and their transactions in such Shares as may be required by applicable laws and regulations or as may be reasonably requested by Distributors. The names of Bank's clients shall remain its sole property and shall not be used by Distributors for any other purpose except as needed for servicing and information mailings in the normal course of business to holders of the Shares.

5. Bank shall provide such facilities and personnel (which may be all or any part of the facilities currently used in its business, or all or any personnel employed by Bank) as may be necessary or beneficial in carrying out the purposes of this Agreement.

6. Except as may be provided in a separate written agreement between Distributors and Bank, neither Bank nor any of Bank's employees or agents are authorized to assist in distribution of any of the Shares except those contained in the then current Prospectus applicable to the Shares; and Bank shall have no authority to act as agent for Distributors or the Funds. Neither the Funds, Invesco Aim Advisors, Inc. nor Distributors will be a party, nor will they be represented as a party, to any agreement that Bank may enter into with the Bank's clients.

7. In consideration of the services and facilities described herein, Bank shall receive from Distributors an annual service fee, payable at such intervals as may be set forth in Schedule A hereto, of a percentage of the aggregate average net asset value of the Shares owned beneficially by Bank's clients during each payment period, as set forth in Schedule A hereto, which may be amended from time to time by Distributors. Bank understands that this Agreement and the payment of such service fees has been authorized and approved by the Boards of Trustees of the Funds, and is subject to limitations imposed by the Financial Industry Regulatory Authority, Inc. ("FINRA"). In cases where Distributors has advanced payments to Bank of the first year's fee for shares sold with a contingent deferred sales charge, no payments will be made to Bank during the first year the subject Shares are held.

8. The Funds reserve the right, at their discretion and without notice, to suspend the sale of any Shares or withdraw the sale of Shares.

9. Bank understands that Distributors reserves the right to amend this Agreement or Schedule A hereto at any time without its consent by mailing a copy of an amendment to Bank at the address set forth below. Such amendment shall become effective on the date specified in such amendment unless Bank elects to terminate this Agreement within thirty (30) days of our receipt of such amendment.

10.  Representations, Warranties and Acknowledgements of Bank.

     a)   Bank represents and warrants to Distributors that:

          i) it is lawful for Bank to receive the fees (as Described in Schedule A) payable hereunder;

          ii) to the extent required by applicable law, Bank has disclosed to each client that it is receiving the fee under this Agreement;

          iii) to the extent required by applicable law, Bank has obtained all necessary consents and authorizations from each client that may have a beneficial interest in the Funds with respect to Bank's receipt of the fee;

          iv) it has all requisite authority, pursuant to applicable law and regulation, to enter into and perform its obligations under this Agreement;

          v) this Agreement is valid and binding obligation of Bank and is enforceable against Bank in accordance with its terms, except as such enforceability may be limited by laws regarding bankruptcy and insolvency;

          vi) all persons signing this Agreement on behalf of Bank possess full power and authority to do so; and

          vii) it has sole responsibility for making the determinations of fact and performing the required actions necessary to make the representations and warranties described in this paragraph, and it is not relying on Distributors or any of its affiliates in any manner to make or assist Bank in making the representations and warranties described in this paragraph.

     b) Bank understands and acknowledges that Distributors, the Funds, their affiliates and their respective directors and officers:

          i) make no representations or warranties as to the permissibility, under federal securities laws or federal or state banking laws, of Bank's receipt of the fee under this Agreement; and

          ii) may, in their sole discretion, determine that it is necessary or advisable to disclose in the Funds' offering documents the existence and terms of this Agreement and the names of the parties hereto.

     c) Distributors hereby informs Bank and Bank acknowledges that payments of distribution fees pursuant to this Agreement are subject to applicable rules of FINRA, which rules set forth limitations on such payments.

     d) Bank acknowledges that, in accordance with the rules of FINRA, as well as interpretations of the staff of the Securities and Exchange Commission ("SEC"), the classes of the Funds that have Plans providing for more than 0.25% in shareholder service and/or distribution-related fees are not considered to be "no-load" investments, and Bank represents that it will not market such classes as "no-load" investments.

     e) Bank acknowledges that neither it nor any of its employees or agents are authorized to make any representation to it's clients concerning the Funds except those contained in the Funds' then current prospectuses and statements of additional information.

     f) Bank acknowledges that it will be acting as an independent contractor under this Agreement and not as an employee or agent of Distributors, the Funds or any of their affiliates. Bank represents that it will not hold itself out to any other party as an employee or agent of, with the authority to bind, Distributors, the Funds or any of their affiliates in any manner.

     g) Bank acknowledges that Distributors has reserved the right, at its discretion and without notice, to suspend or withdraw the sale of shares of the Funds.

     h)   Bank represents either that:

          i) its activities on behalf of its clients and pursuant to this Agreement are not such as to require registration as a broker-dealer with the SEC or in the state(s) in which Bank engages in such activities; or

          ii) it is registered as a broker-dealer with the SEC and in the state(s) in which Bank engages in its activities on behalf of its clients and pursuant to this Agreement.

     i)   Bank represents that:

          i) it is in compliance, in all material respects, with, and will continue to comply with, all applicable laws and regulations;

          ii) without limiting the generality of the foregoing clause, it is in compliance, in all material respects, with, and will continue to comply with, laws and regulations related to and concerning the prevention of money laundering; and

          iii) it has implemented and follows proper procedures to verify suspicious transactions and to verify the identity of its clients whose assets are invested in any Funds, including without limitation procedures to verify the source of funds for settlement of client transactions.

          iv) it is a Bank as defined by Section 3(a)(6) of the Securities Exchange Act of 1934; and

          v) it is not a registered broker-dealer, however, Bank will comply in, all material respects, with the rules, regulations and/or fiduciary standards applicable to its business operations, including without limitation any rules, regulations or fiduciary standards pertaining to assessing the appropriateness of the Funds, including any particular class, as an investment for its clients.

     j) Bank acknowledges, represents and agrees that it will not accept any compensation for promoting or selling Funds' shares in the form of "directed brokerage" directed to it by a Fund. Directed brokerage includes any arrangement, whether explicit or implicit, in which Bank receives, in consideration for or recognition of the sale of Funds' shares, support payments in the form of brokerage commissions, brokerage transactions (orders for the purchase or sale of the Funds' securities), or mark ups or other quid pro quo-type arrangements, such as the purchase or sale of a security issued by Bank or its affiliates in recognition of Bank's sale or promotion of Funds' shares or client referrals. Bank will provide Distributors or its affiliates from time to time, upon request, such information as is reasonably necessary for Distributors or its affiliates to verify that Bank has complied with the provisions of this paragraph.

11.  Indemnification.

     a) Bank will indemnify, defend and hold harmless Distributors, the Funds, their affiliates and their respective officers, directors and employees from and against any and all liabilities, losses, damages, claims, costs, payments and/or expenses of any kind or character, including reasonable fees of counsel, paid or incurred by any one or more of them, or all of them, directly or indirectly (or actions in respect thereof), whether joint or several, arising out of or in connection with any misrepresentations made by Bank in connection with this Agreement, or any other breach by Bank of the terms of this Agreement, except where such liabilities, losses, damages, claims, costs, payments and/or expenses result from the gross negligence or willful misconduct of Distributors, the Funds, their affiliates or their respective officers, directors or employees.

     b) Distributors will indemnify, defend and hold harmless Bank and its officers, directors and employees from and against any and all liabilities, losses, damages, claims, costs, payments and/or expenses of any kind or character, including reasonable fees of counsel, paid or incurred by any one or more of them, or all of them, directly or indirectly (or actions in respect thereof), whether joint or several, arising out of or in connection with any misrepresentations made by Distributors in connection with this Agreement, or any other breach by Distributors of the terms of this Agreement, except where such liabilities, losses, damages, claims, costs, payments and/or expenses result from the gross negligence or willful misconduct of Bank or its officers, directors or employees.

12.  Term and Termination.

     a) The Agreement will commence upon execution by Distributors and shall continue in full force and effect as long as the continuance of the Plan and this related Agreement are approved at least annually by a vote of the directors, including a majority of the Dis-interested Directors, cast in person at a meeting called for the purpose of voting thereon.

     b) Either party may terminate the Agreement at any time on not less than 10 days' written notice to the other party. The Agreement will terminate automatically in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a) (4) of the 1940 Act.

13.  Notice.

     Any notice which any party hereto may be required or may desire to give hereunder shall be deemed to have been given if delivered personally or if mailed, postage prepaid, by United States registered or certified mail, return receipt requested, or by overnight express courier addressed as follows:

     As to Distributors:              As to Bank:

     Invesco Aim Distributors, Inc.
     11 Greenway Plaza
     Suite 100
     Houston, Texas 77049
     Attention: General Counsel       Attention:

     or at such other addresses or to the attention of such other persons as may from time to time be designated by the party to be addresses by written notice to the other parties in the manner herein provided. Notices, demands and requests given in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder when received or when delivery is refused by the party or when the same are returned to sender for failure to be called for.

14. Choice of Law. The Agreement and all rights and obligations of the parties hereunder will be governed by and construed under the laws of the State of Texas without regard to its choice of law provisions.

15. Non-Exclusivity. Each party to the Agreement agrees that the arrangements described herein are intended to be non-exclusive and that either party may enter into similar agreements and arrangements with other parties.

16. Entire Agreement. The provisions, terms and conditions of this Agreement represent the entire agreement between the parties with respect to the subject matter hereof. In the event inconsistencies exist between this Agreement and any other agreement or understanding with respect to the subject matter hereof, the terms of this Agreement shall prevail.

INVESCO AIM DISTRIBUTORS, INC.          BANK


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Dated:                                  Dated:
       ------------------------------          ---------------------------------

                                 SCHEDULE "A" TO
                       BANK SHAREHOLDER SERVICE AGREEMENT

                        FUND                            FEE RATE*   PLAN CALCULATION DATE
-----------------------------------------------------   ---------   ---------------------
AIM Asia Pacific Growth Fund A Shares                     0.25          November 1, 1997
AIM Asia Pacific Growth Fund B Shares                     0.25          November 1, 1997
AIM Asia Pacific Growth Fund C Shares                     1.00**        November 1, 1997
AIM Basic Balanced Fund A Shares                          0.25        September 28, 2001
AIM Basic Balanced Fund B Shares                          0.25        September 28, 2001
AIM Basic Balanced Fund C Shares                          1.00**      September 28, 2001
AIM Basic Balanced Fund R Shares                          0.50**          April 30, 2004
AIM Basic Balanced Fund Investor Shares***                0.25             July 18, 2005
AIM Basic Value Fund A Shares                             0.25              May 29, 1998
AIM Basic Value Fund B Shares                             0.25              May 29, 1998
AIM Basic Value Fund C Shares                             1.00**             May 3, 1999
AIM Basic Value Fund R Shares                             0.50**            June 3, 2002
AIM Capital Development Fund A Shares                     0.25             June 17, 1996
AIM Capital Development Fund B Shares                     0.25           October 1, 1996
AIM Capital Development Fund C Shares                     1.00**          August 4, 1997
AIM Capital Development Fund R Shares                     0.50**            June 3, 2002
AIM Capital Development Fund Investor Shares***           0.25         November 30, 2004
AIM Charter Fund A Shares                                 0.25         November 18, 1986
AIM Charter Fund B Shares                                 0.25             June 15, 1995
AIM Charter Fund C Shares                                 1.00**          August 4, 1997
AIM Charter Fund R Shares                                 0.50**            June 3, 2002
AIM China Fund A Shares                                   0.25            March 31, 2006
AIM China Fund B Shares                                   0.25            March 31, 2006
AIM China Fund C Shares                                   1.00**          March 31, 2006
AIM Conservative Allocation Fund A Shares                 0.25            April 30, 2004
AIM Conservative Allocation Fund B Shares                 0.25            April 30, 2004
AIM Conservative Allocation Fund C Shares                 1.00**          April 30, 2004
AIM Conservative Allocation Fund R Shares                 0.50**          April 30, 2004
AIM Constellation Fund A Shares                           0.25         September 9, 1986
AIM Constellation Fund B Shares                           0.25          November 3, 1997
AIM Constellation Fund C Shares                           1.00**          August 4, 1997
AIM Constellation Fund R Shares                           0.50**            June 3, 2002
AIM Core Bond Fund A Shares                               0.25         December 31, 2001
AIM Core Bond Fund B Shares                               0.25         December 31, 2001
AIM Core Bond Fund C Shares                               1.00**       December 31, 2001
AIM Core Bond Fund R Shares                               0.50**          April 30, 2004
AIM Developing Markets Fund A Shares                      0.25              May 29, 1998
AIM Developing Markets Fund B Shares                      0.25              May 29, 1998
AIM Developing Markets Fund C Shares                      1.00**           March 1, 1999
AIM Diversified Dividend Fund A Shares                    0.25         December 31, 2001
AIM Diversified Dividend Fund B Shares                    0.25         December 31, 2001
AIM Diversified Dividend Fund C Shares                    1.00**       December 31, 2001
AIM Diversified Dividend Fund R Shares                    0.50**        October 25, 2005
AIM Diversified Dividend Fund Investor Shares***          0.25             July 18, 2005
AIM Dynamics Fund A Shares                                0.25            March 29, 2002
AIM Dynamics Fund B Shares                                0.25            March 29, 2002
AIM Dynamics Fund C Shares                                1.00**            June 1, 2000
AIM Dynamics Fund R Shares                                0.50**        October 25, 2005
AIM Dynamics Fund Investor Shares***                      0.25              June 1, 2000

                        FUND                            FEE RATE*   PLAN CALCULATION DATE
-----------------------------------------------------   ---------   ---------------------
AIM Energy Fund A Shares                                  0.25            March 29, 2002
AIM Energy Fund B Shares                                  0.25            March 29, 2002
AIM Energy Fund C Shares                                  1.00**            June 1, 2000
AIM Energy Fund Investor Shares***                        0.25              June 1, 2000
AIM European Growth Fund A Shares                         0.25          November 1, 1997
AIM European Growth Fund B Shares                         0.25          November 1, 1997
AIM European Growth Fund C Shares                         1.00**        November 1, 1997
AIM European Growth Fund R Shares                         0.50**            June 3, 2002
AIM European Growth Fund Investor Shares***               0.25        September 30, 2003
AIM European Small Company Fund A Shares                  0.25           August 31, 2000
AIM European Small Company Fund B Shares                  0.25           August 31, 2000
AIM European Small Company Fund C Shares                  1.00**         August 31, 2000
AIM Financial Services Fund A Shares                      0.25            March 29, 2002
AIM Financial Services Fund B Shares                      0.25            March 29, 2002
AIM Financial Services Fund C Shares                      1.00**            June 1, 2000
AIM Financial Services Fund Investor Shares***            0.25              June 1, 2000
AIM Floating Rate Fund A Shares                           0.25            April 14, 2006
AIM Floating Rate Fund C Shares                           0.75**          April 14, 2006
AIM Floating Rate Fund R Shares                           0.50**          April 14, 2006
AIM Global Core Equity Fund A Shares                      0.25         December 29, 2000
AIM Global Core Equity Fund B Shares                      0.25         December 29, 2000
AIM Global Core Equity Fund C Shares                      1.00**       December 29, 2000
AIM Global Equity Fund A Shares                           0.25**            May 29, 1998
AIM Global Equity Fund B Shares                           0.25              May 29, 1998
AIM Global Equity Fund C Shares                           1.00**            May 29, 1998
AIM Global Equity Fund R Shares                           0.50**        October 31, 2005
AIM Global Growth Fund A Shares                           0.25**      September 15, 1994
AIM Global Growth Fund B Shares                           0.25        September 15, 1994
AIM Global Growth Fund C Shares                           1.00**          August 4, 1997
AIM Global Health Care Fund A Shares                      0.25**            May 29, 1998
AIM Global Health Care Fund B Shares                      0.25              May 29, 1998
AIM Global Health Care Fund C Shares                      1.00**           March 1, 1999
AIM Global Health Care Fund Investor Shares***            0.25             July 18, 2005
AIM Global Real Estate Fund A Shares                      0.25            April 29, 2005
AIM Global Real Estate Fund B Shares                      0.25            April 29, 2005
AIM Global Real Estate Fund C Shares                      1.00**          April 29, 2005
AIM Global Real Estate Fund R Shares                      0.50**          April 29, 2005
AIM Global Small & Mid Cap Growth Fund A Shares           0.25**      September 15, 1994
AIM Global Small & Mid Cap Growth Fund B Shares           0.25        September 15, 1994
AIM Global Small & Mid Cap Growth Fund C Shares           1.00**          August 4, 1997
AIM Gold & Precious Metals Fund A Shares                  0.25            March 29, 2002
AIM Gold & Precious Metals Fund B Shares                  0.25            March 29, 2002
AIM Gold & Precious Metals Fund C Shares                  1.00**            June 1, 2000
AIM Gold & Precious Metals Fund Investor Shares***        0.25              June 1, 2000
AIM Growth Allocation Fund A Shares                       0.25            April 30, 2004
AIM Growth Allocation Fund B Shares                       0.25            April 30, 2004
AIM Growth Allocation Fund C Shares                       1.00**          April 30, 2004
AIM Growth Allocation Fund R Shares                       0.50**          April 30, 2004
AIM High Income Municipal Fund A Shares                   0.25         December 22, 1997
AIM High Income Municipal Fund B Shares                   0.25         December 22, 1997
AIM High Income Municipal Fund C Shares                   1.00**       December 22, 1997
AIM High Yield Fund A Shares                              0.25              July 1, 1992
AIM High Yield Fund B Shares                              0.25         September 1, 1993
AIM High Yield Fund C Shares                              1.00**          August 4, 1997

                        FUND                            FEE RATE*   PLAN CALCULATION DATE
-----------------------------------------------------   ---------   ---------------------
AIM High Yield Fund Investor Shares***                    0.25        September 30, 2003
AIM Income Allocation Fund A Shares                       0.25          October 25, 2005
AIM Income Allocation Fund B Shares                       0.25          October 25, 2005
AIM Income Allocation Fund C Shares                       1.00**        October 25, 2005
AIM Income Allocation Fund R Shares                       0.50**        October 25, 2005
AIM Income Fund A Shares                                  0.25              July 1, 1992
AIM Income Fund B Shares                                  0.25         September 1, 1993
AIM Income Fund C Shares                                  1.00**          August 4, 1997
AIM Income Fund R Shares                                  0.50**            June 3, 2002
AIM Income Fund Investor Shares***                        0.25        September 30, 2003
AIM Independence Now Fund A Shares                        0.25          January 31, 2007
AIM Independence Now Fund B Shares                        0.25          January 31, 2007
AIM Independence Now Fund C Shares                        0.50**        January 31, 2007
AIM Independence Now Fund R Shares                        1.00**        January 31, 2007
AIM Independence 2010 Fund A Shares                       0.25          January 31, 2007
AIM Independence 2010 Fund B Shares                       0.25          January 31, 2007
AIM Independence 2010 Fund C Shares                       0.50**        January 31, 2007
AIM Independence 2010 Fund R Shares                       1.00**        January 31, 2007
AIM Independence 2020 Fund A Shares                       0.25          January 31, 2007
AIM Independence 2020 Fund B Shares                       0.25          January 31, 2007
AIM Independence 2020 Fund C Shares                       0.50**        January 31, 2007
AIM Independence 2020 Fund R Shares                       1.00**        January 31, 2007
AIM Independence 2030 Fund A Shares                       0.25          January 31, 2007
AIM Independence 2030 Fund B Shares                       0.25          January 31, 2007
AIM Independence 2030 Fund C Shares                       0.50**        January 31, 2007
AIM Independence 2030 Fund R Shares                       1.00**        January 31, 2007
AIM Independence 2040 Fund A Shares                       0.25          January 31, 2007
AIM Independence 2040 Fund B Shares                       0.25          January 31, 2007
AIM Independence 2040 Fund C Shares                       0.50**        January 31, 2007
AIM Independence 2040 Fund R Shares                       1.00**        January 31, 2007
AIM Independence 2050 Fund A Shares                       0.25          January 31, 2007
AIM Independence 2050 Fund B Shares                       0.25          January 31, 2007
AIM Independence 2050 Fund C Shares                       0.50**        January 31, 2007
AIM Independence 2050 Fund R Shares                       1.00**        January 31, 2007
AIM International Allocation Fund A Shares                0.25          October 31, 2005
AIM International Allocation Fund B Shares                0.25          October 31, 2005
AIM International Allocation Fund C Shares                1.00**        October 31, 2005
AIM International Allocation Fund R Shares                0.50**        October 31, 2005
AIM International Core Equity Fund A Shares               0.25            March 29, 2002
AIM International Core Equity Fund B Shares               0.25            March 29, 2002
AIM International Core Equity Fund C Shares               1.00**            June 1, 2000
AIM International Core Equity Fund R Shares               0.50**       November 24, 2003
AIM International Core Equity Fund Investor Shares***     0.25              June 1, 2000
AIM International Growth Fund A Shares                    0.25              May 21, 1992
AIM International Growth Fund B Shares                    0.25        September 15, 1994
AIM International Growth Fund C Shares                    1.00**          August 4, 1997
AIM International Growth Fund R Shares                    0.50**            June 3, 2002
AIM International Small Company Fund A Shares             0.25           August 31, 2000
AIM International Small Company Fund B Shares             0.25           August 31, 2000
AIM International Small Company Fund C Shares             1.00**         August 31, 2000
AIM International Total Return Fund A Shares              0.25            March 31, 2006
AIM International Total Return Fund B Shares              0.25            March 31, 2006
AIM International Total Return Fund C Shares              1.00**          March 31, 2006
AIM Japan Fund A Shares                                   0.25            March 31, 2006

                        FUND                            FEE RATE*   PLAN CALCULATION DATE
-----------------------------------------------------   ---------   ---------------------
AIM Japan Fund B Shares                                   0.25            March 31, 2006
AIM Japan Fund C Shares                                   1.00**          March 31, 2006
AIM Large Cap Basic Value Fund A Shares                   0.25             July 15, 1999
AIM Large Cap Basic Value Fund B Shares                   0.25            August 1, 2000
AIM Large Cap Basic Value Fund C Shares                   1.00**          August 1, 2000
AIM Large Cap Basic Value Fund R Shares                   0.50**            June 3, 2002
AIM Large Cap Basic Value Fund Investor Shares***         0.25        September 30, 2003
AIM Large Cap Growth Fund A Shares                        0.25             March 1, 1999
AIM Large Cap Growth Fund B Shares                        0.25             April 5, 1999
AIM Large Cap Growth Fund C Shares                        1.00**           April 5, 1999
AIM Large Cap Growth Fund R Shares                        0.50**            June 3, 2002
AIM Large Cap Growth Fund Investor Shares***              0.25        September 30, 2003
AIM Leisure Fund A Shares                                 0.25            March 29, 2002
AIM Leisure Fund B Shares                                 0.25            March 29, 2002
AIM Leisure Fund C Shares                                 1.00**            June 1, 2000
AIM Leisure Fund R Shares                                 0.50**        October 25, 2005
AIM Leisure Fund Investor Shares***                       0.25              June 1, 2000
AIM LIBOR Alpha Fund A Shares                             0.25            March 31, 2006
AIM LIBOR Alpha Fund C Shares                             0.50**          March 31, 2006
AIM LIBOR Alpha Fund R Shares                             0.50**          March 31, 2006
AIM Limited Maturity Treasury Fund A Shares (1)           0.15          December 2, 1987
AIM Limited Maturity Treasury Fund A3 Shares              0.25          October 31, 2002
AIM Mid Cap Basic Value Fund A Shares                     0.25         December 31, 2001
AIM Mid Cap Basic Value Fund B Shares                     0.25         December 31, 2001
AIM Mid Cap Basic Value Fund C Shares                     1.00**       December 31, 2001
AIM Mid Cap Basic Value Fund R Shares                     0.50**          April 30, 2004
AIM Mid Cap Core Equity Fund A Shares                     0.25              May 29, 1998
AIM Mid Cap Core Equity Fund B Shares                     0.25              May 29, 1998
AIM Mid Cap Core Equity Fund C Shares                     1.00**             May 3, 1999
AIM Mid Cap Core Equity Fund R Shares                     0.50**            June 3, 2002
AIM Moderate Allocation Fund A Shares                     0.25            April 30, 2004
AIM Moderate Allocation Fund B Shares                     0.25            April 30, 2004
AIM Moderate Allocation Fund C Shares                     1.00**          April 30, 2004
AIM Moderate Allocation Fund R Shares                     0.50**          April 30, 2004
AIM Moderate Growth Allocation Fund A Shares              0.25            April 29, 2005
AIM Moderate Growth Allocation Fund B Shares              0.25            April 29, 2005
AIM Moderate Growth Allocation Fund C Shares              1.00**          April 29, 2005
AIM Moderate Growth Allocation Fund R Shares              0.50**          April 29, 2005
AIM Moderately Conservative Allocation Fund A Shares      0.25            April 29, 2005
AIM Moderately Conservative Allocation Fund B Shares      0.25            April 29, 2005
AIM Moderately Conservative Allocation Fund C Shares      1.00**          April 29, 2005
AIM Moderately Conservative Allocation Fund R Shares      0.50**          April 29, 2005
AIM Money Market Fund B Shares                            0.25          October 18, 1993
AIM Money Market Fund C Shares                            1.00**          August 4, 1997
AIM Money Market Fund R Shares                            0.50**            June 3, 2002
AIM Money Market Fund Cash Reserve Shares                 0.25          October 18, 1993
AIM Multi-Sector Fund A Shares                            0.25           August 30, 2002
AIM Multi-Sector Fund B Shares                            0.25           August 30, 2002
AIM Multi-Sector Fund C Shares                            1.00**         August 30, 2002
AIM Municipal Bond Fund A Shares                          0.25              July 1, 1992

----------
(1) AIM Limited Maturity Treasury Fund - Class A, AIM Real Estate Fund and AIM Small Cap Growth Fund are closed to new investors.

                        FUND                            FEE RATE*   PLAN CALCULATION DATE
-----------------------------------------------------   ---------   ---------------------
AIM Municipal Bond Fund B Shares                          0.25         September 1, 1993
AIM Municipal Bond Fund C Shares                          1.00**          August 4, 1997
AIM Municipal Bond Fund Investor Shares***                0.25        September 30, 2003
AIM Real Estate Fund A Shares (1)                         0.25            August 4, 1997
AIM Real Estate Fund B Shares (1)                         0.25             March 3, 1998
AIM Real Estate Fund C Shares (1)                         1.00**          August 4, 1997
AIM Real Estate Fund R Shares (1)                         0.50**          April 30, 2004
AIM Real Estate Fund Investor Shares (1)***               0.25        September 30, 2003
AIM Select Equity Fund A Shares                           0.25              July 1, 1992
AIM Select Equity Fund B Shares                           0.25         September 1, 1993
AIM Select Equity Fund C Shares                           1.00**          August 4, 1997
AIM Select Real Estate Income Fund A Shares               0.25             March 9, 2007
AIM Select Real Estate Income Fund B Shares               0.25             March 9, 2007
AIM Select Real Estate Income Fund C Shares               1.00**           March 9, 2007
AIM Short Term Bond Fund A Shares                         0.25            April 30, 2004
AIM Short Term Bond Fund C Shares                         0.50**         August 30, 2002
AIM Short Term Bond Fund R Shares                         0.50**          April 30, 2004
AIM Small Cap Equity Fund A Shares                        0.25           August 31, 2000
AIM Small Cap Equity Fund B Shares                        0.25           August 31, 2000
AIM Small Cap Equity Fund C Shares                        1.00**         August 31, 2000
AIM Small Cap Equity Fund R Shares                        0.50**            June 3, 2002
AIM Small Cap Growth Fund A Shares (1)                    0.25              May 29, 1998
AIM Small Cap Growth Fund B Shares (1)                    0.25              May 29, 1998
AIM Small Cap Growth Fund C Shares (1)                    1.00**             May 3, 1999
AIM Small Cap Growth Fund R Shares (1)                    0.50**            June 3, 2002
AIM Small Cap Growth Fund Investor Shares (1)***          0.25            April 10, 2006
AIM Structured Core Fund A Shares                         0.25            March 31, 2006
AIM Structured Core Fund B Shares                         0.25            March 31, 2006
AIM Structured Core Fund C Shares                         1.00**          March 31, 2006
AIM Structured Core Fund R Shares                         0.50**          March 31, 2006
AIM Structured Core Fund Investor Shares***               0.25            April 28, 2008
AIM Structured Growth Fund A Shares                       0.25            March 31, 2006
AIM Structured Growth Fund B Shares                       0.25            March 31, 2006
AIM Structured Growth Fund C Shares                       1.00**          March 31, 2006
AIM Structured Growth Fund R Shares                       0.50**          March 31, 2006
AIM Structured Value Fund A Shares                        0.25            March 31, 2006
AIM Structured Value Fund B Shares                        0.25            March 31, 2006
AIM Structured Value Fund C Shares                        1.00**          March 31, 2006
AIM Structured Value Fund R Shares                        0.50**          March 31, 2006
AIM Summit Fund A Shares                                  0.25          October 31, 2005
AIM Summit Fund B Shares                                  0.25          October 31, 2005
AIM Summit Fund C Shares                                  1.00**        October 31, 2005
AIM Summit Fund P Shares+                                 0.10+         December 8, 2006
AIM Tax-Exempt Cash Fund A Shares                         0.10              July 1, 1992
AIM Tax-Free Intermediate Fund A3 Shares                  0.25          October 31, 2002
AIM Technology Fund A Shares                              0.25            March 29, 2002
AIM Technology Fund B Shares                              0.25            March 29, 2002
AIM Technology Fund C Shares                              1.00**            June 1, 2000
AIM Technology Fund Investor Shares***                    0.25              June 1, 2000

----------
(1) AIM Limited Maturity Treasury Fund - Class A, AIM Real Estate Fund and AIM Small Cap Growth Fund are closed to new investors.

                        FUND                            FEE RATE*   PLAN CALCULATION DATE
-----------------------------------------------------   ---------   ---------------------
AIM Trimark Endeavor Fund A Shares                        0.25          November 4, 2003
AIM Trimark Endeavor Fund B Shares                        0.25          November 4, 2003
AIM Trimark Endeavor Fund C Shares                        1.00**        November 4, 2003
AIM Trimark Endeavor Fund R Shares                        0.50**          April 30, 2004
AIM Trimark Fund A Shares                                 0.25          November 4, 2003
AIM Trimark Fund B Shares                                 0.25          November 4, 2003
AIM Trimark Fund C Shares                                 1.00**        November 4, 2003
AIM Trimark Fund R Shares                                 0.50**          April 30, 2004
AIM Trimark Small Companies Fund A Shares                 0.25          November 4, 2003
AIM Trimark Small Companies Fund B Shares                 0.25          November 4, 2003
AIM Trimark Small Companies Fund C Shares                 1.00**        November 4, 2003
AIM Trimark Small Companies Fund R Shares                 0.50**          April 30, 2004
AIM U.S. Government Fund A Shares                         0.25              July 1, 1992
AIM U.S. Government Fund B Shares                         0.25         September 1, 1993
AIM U.S. Government Fund C Shares                         1.00**          August 4, 1997
AIM U.S. Government Fund R Shares                         0.50**            June 3, 2002
AIM U.S. Government Fund Investor Shares***               0.25        September 30, 2003
AIM Utilities Fund A Shares                               0.25            March 29, 2002
AIM Utilities Fund B Shares                               0.25            March 29, 2002
AIM Utilities Fund C Shares                               1.00**      September 28, 2001
AIM Utilities Fund Investor Shares***                     0.25              June 1, 2000

* Frequency of Payments: Quarterly: Class A share payments begin immediately (unless Dealer's customer purchases at net asset value and Dealer receives a commission, in which case it will begin after an initial 12-month holding period); Class A3 and Investor Class share payments begin immediately; and Class B, C and R share (except for AIM Short Term Bond Fund and AIM LIBOR Alpha Fund) payments begin after an initial 12 month holding period. Class C share payments with respect to AIM Short Term Bond Fund and AIM LIBOR Alpha Fund begin immediately. Where the broker dealer or financial institution waives, pursuant to the terms of the prospectus, the 1% (0.75% with respect to AIM Floating Rate Fund) up-front commission on Class C shares or the 0.50% up-front commission on Class R shares, payments commence immediately.

** Of this amount, 0.25% is paid as a shareholder servicing fee and the remainder is paid as an asset-based sales charge, as those terms are defined under the rules of FINRA.

*** Closed to new investors. Certain investors, including shareholders who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by Invesco Aim Distributors and have continuously maintained such relationships may make additional purchases and reinvest dividends and capital gains distributions into their accounts. See the prospectus for the complete list of investors who may purchase Investor Class shares.

     Minimum Payments: $50 (with respect to all funds in the aggregate.)

     No payment pursuant to this Schedule is payable to a dealer, bank or other service provider for the first year with respect to sales of $1 million or more, at no load, in cases where Invesco Aim Distributors has advanced the service fee to the dealer, bank or other service provider.

+ Closed to new investors. Only shareholders with accounts in the former AIM Summit Investors Plans I or II (the "Plan") at the close of business on December 8, 2006, may continue to purchase Class P shares until the total of their combined investments in the Plan and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.